Exhibit 32

CERTIFICATION OF CEO AND CFO

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this quarterly report on Form 10-Q for the period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: April 30, 2015	By:	/s/ Martin A. Kropelnicki
MARTIN A. KROPELNICKI
President and Chief Executive Officer
California Water Service Group

Date: April 30, 2015	By:	/s/ Thomas F. Smegal III
THOMAS F. SMEGAL III
Vice President, Chief Financial Officer and Treasurer
California Water Service Group